UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

ICF International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33045	22-3661438
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9300 Lee Highway, Fairfax, Virginia		22031
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:(703) 934-3000

Not Applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	ICFI	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)     On May 29, 2020, ICF International, Inc. (the “Company”), announced the resignation of Ms. Theresa Golinvaux as Principal Accounting Officer (“PAO”), effective June 9, 2020, with Ms. Bettina G. Welsh, the Company’s Senior Vice President and Chief Financial Officer, taking over the PAO duties, including overseeing the Company’s accounting functions and personnel, on an interim basis. On October 1, 2020, the Board of Directors of the Company appointed Mr. Donald J. Terreri (“Mr. Terreri”) as Vice President, Corporate Controller, as well as the Company’s Principal Accounting Officer (“PAO”).

Mr. Terreri, CPA, age 38, joined the Company in February 2019, as Assistant Controller. Prior to joining the Company, Mr. Terreri served as Controller at Privia Health, a national physician organization that transforms the healthcare delivery experience for providers and consumers from February 2018 until February 2019. Prior to joining Privia Health, Mr. Terreri served as Director of Treasury and Corporate Accounting at Discovery Communications, a Fortune 500 media company from December 2011 until February 2018. Prior to Discovery Communications, Mr. Terreri was a Manager in the Banking and Capital Markets practice at PwC.

 The Company has not entered into, adopted or commenced any new, or amended any existing compensating plans or arrangements or employment agreements with Mr. Terreri in connection with this appointment. There are no arrangements or understandings between Mr. Terreri and other persons pursuant to which he was appointed as the PAO of the Company. There are no family relationships between Mr. Terreri and any director or executive officer, or any person nominated or chosen by the Company to become a director or executive officer that are required to be reported under Item 401(d) of Regulation S-K or would be reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF International, Inc.

Date: October 1, 2020	By:	/s/ Bettina G. Welsh
Bettina G. Welsh Senior Vice President & Chief Financial Officer